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                                                                      EXHIBIT 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


       The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of The Kingsley Coach, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.


March 24, 2006                              By: /s/ John Merkent
                                            ---------------------------
                                            John Merkent
                                            Chief Executive Officer
                                            and Chief Financial Officer


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.










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